DOWNLOADSALES.COM                                       [ACCELERATION LOGO]

ACCELERATION SOFTWARE
Operations Department
1223 NW Finn Hill Road
Poulsbo, Washington 98370
Phone: (360) 697-9260
Fax: (360) 598-2450
http://www.DownloadSales.com

                    INSERTION ORDER - #DSC_MEDIARING092899JLT
ADVERTISER: Media Ring, Inc.
PRODUCT: Talk 99
ADDRESS:  1731 Technology Drive, #60
CITY: San Jose
STATE: CA
ZIP: 95110
PRIMARY CONTACT NAME: Helene Ton
TELEPHONE: 408-441-0382 ext. 123
FAX: 408-383-9223
EMAIL:  helene-ton@mediaring.com
OTHER CONTACTS:
Richard Chua - richard-chua@mediaring.com
Jesse Sng - jesse-sng@mediaring.com
Young Tong Tse - tong-tse@mediaring.com


Action: NET $           Per Registration.  Volumes determined by email.
             ----------

Billing - 50% deposit due at beginning of month (based on estimated monthly results) with balance due and payable upon receipt of invoice.

DATE:                             (continuation from IO#MR0625CLB)
     ---------------------------
TRACKING URL:  On File


The undersigned is legally empowered to enter into this agreement and agrees to be bound by the terms specified on www.downloadsales.com.


For Advertiser:


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Signature                     Date                         Print Name & Title


For Acceleration Software:

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Signature                     Date                         Print Name & Title


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                                DownloadSales.com


TERMS AND CONDITIONS: MONTH TO MONTH WITH AUTOMATIC ROLLOVER

All  sales   shall  be   governed   by  the   terms  on   www.downloadsales.com.
Downloadsales.com reserves the right to change any term or condition and such changes will be effective during the next month after any such change.

The sole remedy of an advertiser for any reason shall be to terminate advertising. All advertising delivered shall be paid for in full upon receipt of invoice. All unpaid balances shall be compounded monthly at a monthly interest rate of 1.5%. Notwithstanding the above, in the event that the advertiser notifies downloadsales.com prior to two weeks from the start of the campaign that the campaign is canceled, there shall be no payment due.

In the absence of any written or e-mailed communication from one party to another prior to the beginning of a calendar month, all terms in effect shall automatically carry over to the next month.


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